Exhibit 99.1




                                     CERTIFICATION
                                          OF
                                    PSB HOLDINGS, INC.
                        UNDER SECTION 906 OF SARBANES-OXLEY ACT OF 2002


      The undersigned Chief Executive Officer of PSB Holdings, Inc. (the "Company") certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that (1) the quarterly report on Form 10-Q of the Company for the quarterly period ended March 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, 15 U.S.C. 78m or 78o(d), and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

      Date: May 12, 2003

                                            DAVID K. KOPPERUD
                                            David K. Kopperud
                                            President and CEO

     A signed original of this written statement required by Section 906 has been provided to PSB Holdings, Inc. and will be retained by PSB Holdings, Inc.and furnished to the Securities and Exchange Commission or its staff upon request.


      The undersigned Chief Financial Officer of PSB Holdings, Inc. (the "Company") certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that (1) the quarterly report on Form 10-Q of theCompany for the quarterly period ended March 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, 15 U.S.C. 78m or 78o(d), and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

      Dated: May 12, 2003

                                             SCOTT M. CATTANACH
                                             Scott M. Cattanach
                                             Treasurer
                                            (Chief Financial Officer)

     A signed original of this written statement required by Section 906 has been provided to PSB Holdings, Inc. and will be retained by PSB Holdings, Inc.and furnished to the Securities and Exchange Commission or its staff upon request.